UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22535

Ares Dynamic Credit Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

2000 Avenue of the Stars 12th Floor Los Angeles, California		90067
(Address of principal executive offices)		(Zip code)

Michael D. Weiner Daniel J. Hall 2000 Avenue of the Stars 12th Floor Los Angeles, California 90067
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31, 2015

Date of reporting period:	July 31, 2015

ITEM 1.   SCHEDULE OF INVESTMENTS.

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

July 31, 2015 (Unaudited)

	Principal Amount	Value (a)
Floating Rate Term Loans 49.5% (b)
Aerospace & Defense 1.5%
Doncasters U.S., LLC, Term Loan 2nd Lien, 9.50%, 10/09/2020	$1,372,845	$1,371,994
TASC, Inc., 1st Lien Term Loan, 7.00%, 05/22/2020	1,694,962	1,700,606
TASC, Inc., Term Loan, 7.00%, 05/22/2020	1,455,885	1,460,733
		4,533,333
Automobile 0.8%
Navistar, Inc., Tranche B Term Loan, 6.75%, 08/17/2017	2,414,785	2,407,734

Banking, Finance & Insurance 1.3%
Asurion, LLC, 2nd Lien Term Loan, L+ 7.50%, 03/03/2021 (d)	4,000,000	4,020,000

Beverage, Food & Tobacco 1.0%
Charger OpCo B.V., EUR Term Loan B-2, (Netherlands), 4.25%, 07/23/2021	€1,500,000	1,649,464
Charger OpCo B.V., USD Term Loan B-2, (Netherlands), 4.25%, 07/23/2021	$1,500,000	1,485,000
		3,134,464
Broadcasting & Entertainment 1.1%
Clear Channel Communications, Inc., Tranche D Term Loan, 6.94%, 01/30/2019	1,000,000	917,630
Clear Channel Communications, Inc., Tranche E Term Loan, 7.69%, 07/30/2019	2,500,000	2,317,400
		3,235,030
Buildings & Real Estate 1.3%
Jeld-Wen, Inc., Term B-1 Loan, 5.00%, 07/01/2022	4,000,000	4,015,000

Cable & Satellite TV 0.3%
Altice Financing S.A., USD Tranche Loan, (Luxembourg), 5.25%, 01/28/2022	1,000,000	1,008,750

Cargo Transportation 0.5%
Kenan Advantage Group, Inc., Delayed Draw Term Loan, L+ 3.00%, 01/23/2017 (c)(d)	167,553	261
Kenan Advantage Group, Inc., Term Loan B, L+ 3.00%, 07/23/2022 (d)	1,199,764	1,201,635
Kenan Advantage Group, Inc., Term Loan B, (Canada), L+ 3.00%, 07/22/2022 (d)	382,683	383,280
		1,585,176
Chemicals, Plastics & Rubber 2.6%
Colouroz Investment 2, LLC, Initial Term B-2 Loan 2nd Lien, 8.25%, 09/05/2022	1,500,000	1,488,750
Flint Group GmbH, Initial Euro Term Loan 2nd Lien, (Denmark), 8.25%, 09/07/2021	€784,306	853,139
HII Holding Corporation, Term Loan 2nd Lien, 9.75%, 12/21/2020	$3,250,000	3,233,750
Ineos Finance PLC, 2022 EUR Term Loan, (Great Britain), 4.25%, 03/31/2022	€2,144,623	2,347,286
		7,922,925
Consumer Products 0.7%
True Religion Apparel, Inc., Initial Term Loan, 5.88%, 07/30/2019	$2,895,000	1,826,745
True Religion Apparel, Inc., Initial Term Loan 2nd Lien, 11.00%, 01/30/2020	869,565	391,304
		2,218,049
Diversified & Conglomerate Manufacturing 2.5%
CommScope, Inc., Incremental Term Loan B, 3.75%, 05/21/2022	1,790,000	1,792,237
Travelport Finance Sarl, Initial Term Loans, (Luxembourg), 5.75%, 09/02/2021	5,963,955	5,977,195
		7,769,432
Diversified & Conglomerate Services 2.7%
Brickman Group, Ltd., LLC, Term Loan 2nd Lien, 7.50%, 12/17/2021	3,747,750	3,738,381
Language Line, LLC, Initial Term Loan 1st Lien, 6.50%, 07/07/2021	2,750,000	2,747,415
Syncreon Global Finance (US), Inc., Term Loan, 5.25%, 10/28/2020	1,970,000	1,689,275
		8,175,071
Electronics 1.9%
Freescale Semiconductor, Inc., Tranche B-5 Term Loan, 5.00%, 01/15/2021	3,340,500	3,353,528
SS&C Technologies, Inc., Term Loan B-1, 4.00%, 07/08/2022	2,040,359	2,054,804

	Principal Amount	Value (a)
Floating Rate Term Loans (b) (continued)
Electronics (continued)
SS&C Technologies, Inc., Term Loan B-2, 4.00%, 07/08/2022	$336,323	$338,704
		5,747,036
Grocery 3.1%
Albertson’s, LLC, Term Loan B-4, 5.50%, 08/25/2021	4,488,750	4,500,735
GOBP Holdings, Inc., 1st Lien Term Loan, 4.75%, 10/21/2021	2,985,000	2,984,940
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	1,893,000	1,881,169
		9,366,844
Healthcare, Education & Childcare 1.9%
Nord Anglia Education Finance, LLC, Initial Term Loan, L+ 4.00%, 03/31/2021 (d)	2,667,000	2,675,348
Par Pharmaceutical Companies, Inc., Term Loan B-3, 4.25%, 09/30/2019	2,992,481	2,990,237
		5,665,585
Hotels, Motels, Inns & Gaming 3.3%
Mohegan Tribal Gaming Authority, Term Loan B, L+ 4.50%, 11/19/2019 (d)	5,509,873	5,476,428
Scientific Games International, Inc., Initial Term B-2 Loan, 6.00%, 10/01/2021	4,477,500	4,493,037
		9,969,465
Leisure, Amusement & Entertainment 0.7%
Delta 2 (LUX) Sarl, Term Loan 2nd Lien, (Luxembourg), 7.75%, 07/29/2022	1,000,000	997,500
Regal Cinemas Corporation, Term Loan, 3.75%, 04/01/2022	1,278,882	1,284,368
		2,281,868
Manufacturing 1.5%
Alliance Laundry Systems, LLC, Initial Term Loan, 4.25%, 12/10/2018	1,982,238	1,983,487
Alliance Laundry Systems, LLC, Initial Term Loan 2nd Lien, 9.50%, 12/10/2019	2,644,693	2,644,693
		4,628,180
Mining, Steel, Non-Precious Metals 0.7%
Murray Energy Corporation, Term Loan B-2, 7.50%, 04/16/2020	2,500,000	2,071,100

Oil & Gas 2.8%
Energy & Exploration Partners, LLC, Initial Loan, 7.75%, 01/22/2019	3,491,184	2,897,683
Energy Transfer Equity, L.P., Term Loan C, 4.00%, 12/02/2019	3,000,000	2,998,320
Templar Energy, LLC, Incremental Term Loans 2nd Lien, 8.50%, 11/25/2020	4,392,268	2,724,787
		8,620,790
Personal Transportation 1.0%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 04/28/2022	3,060,000	3,035,520

Personal, Food & Miscellaneous Services 0.4%
Weight Watchers International, Inc., Initial Tranche B-2 Term Loan, 4.00%, 04/02/2020	2,470,991	1,286,595

Pipeline 0.4%
Targa Resources Corporation, Term Loan, 5.75%, 02/25/2022	1,302,326	1,312,914

Printing & Publishing 2.9%
Dex Media East, LLC, Term Loan (2016), 6.00%, 12/30/2016	3,915,215	2,445,052
F&W Media, Inc., Initial Term Loan, 7.75%, 06/30/2019	2,363,498	2,328,045
Houghton Mifflin Harcourt Publishing Company, Term Loan, 4.00%, 05/28/2021	2,500,000	2,493,750
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	1,445,745	1,449,359
		8,716,206
Retail Stores 7.5%
Dollar Tree, Inc., Term Loan B-1, 3.50%, 07/06/2022	1,199,532	1,201,787
Harbor Freight Tools USA, Inc., Initial Loans (TL), 4.75%, 07/26/2019	3,791,962	3,815,662
JC Penney Corporation, Inc., Term Loan, 6.00%, 05/22/2018	2,940,000	2,936,325
Neiman Marcus Group, Inc., Term Loan 1, 4.25%, 10/25/2020	4,912,688	4,889,352

	Principal Amount	Value (a)
Floating Rate Term Loans (b) (continued)
Retail Stores (continued)
Pilot Travel Centers, LLC, Initial Tranche Loan Term B, 4.25%, 10/01/2021	$3,750,000	$3,787,500
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loans, 5.75%, 08/21/2020	2,000,000	2,017,500
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	4,075,000	4,080,053
		22,728,179
Service & Equipment 0.3%
Ship Luxco 3 Sarl, Facility B1A-II, (Luxembourg), 6.00%, 11/29/2019	£500,000	781,524

Technology 1.6%
Allflex Holdings III, Inc., (U.S.), Initial Term Loan 2nd Lien, 8.00%, 07/19/2021	$1,500,000	1,506,570
Aricent Technologies, Initial Term Loan, (Cayman Islands), 5.50%, 04/14/2021	1,671,564	1,679,220
Ship Midco, Ltd., Facility C1 (GBP), (Great Britain), 5.75%, 11/29/2019	£1,000,000	1,562,641
		4,748,431
Utilities 2.1%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018	$403,240	404,047
Alinta Energy Finance Pty, Ltd., Term B Loan, (Australia), 6.38%, 08/13/2019	6,074,819	6,086,969
		6,491,016
Waste Management 1.1%
Waste Industries USA, Inc., Initial Term Loan, 4.25%, 02/27/2020	3,491,250	3,503,469
Total Floating Rate Term Loans (Cost: $157,495,930)		150,979,686

Corporate Bonds 66.2%
Aerospace & Defense 0.3%
Bombardier, Inc., 144A, (Canada), 7.50%, 03/15/2025	1,000,000	827,500

Automobile 2.1%
Navistar International Corporation, 8.25%, 11/01/2021	3,500,000	3,305,365
Schaeffler Finance B.V., 144A, (Netherlands), 4.75%, 05/15/2023	3,000,000	2,932,500
		6,237,865
Beverage, Food & Tobacco 1.4%
Premier Foods Finance PLC, 144A, (Great Britain), 5.57%, 03/16/2020 (e)	£2,965,000	4,332,196

Broadcasting & Entertainment 7.7%
AMC Networks, Inc., 7.75%, 07/15/2021	$3,235,000	3,493,800
Belo Corporation, 7.25%, 09/15/2027	2,000,000	2,130,000
Cumulus Media Holdings, Inc., 7.75%, 05/01/2019	2,500,000	2,190,625
iHeartCommunications, Inc., 144A, 10.63%, 03/15/2023	900,000	843,750
LIN Television Corporation, 6.38%, 01/15/2021	895,000	919,613
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	2,325,000	2,287,219
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	2,900,000	2,892,750
TEGNA, Inc., 6.38%, 10/15/2023	1,500,000	1,586,250
Tribune Media Co, 144A, 5.88%, 07/15/2022	3,425,000	3,536,312
Univision Communications, Inc., 144A, 8.50%, 05/15/2021	3,500,000	3,690,295
		23,570,614
Buildings & Real Estate 3.2%
BMBG Bond Finance S.C.A., 144A, (Luxembourg), 4.98%, 10/15/2020 (e)	€3,275,000	3,610,310
Headwaters, Inc., 7.25%, 01/15/2019	$3,751,000	3,882,285
Interline Brands, Inc., 10.00%, 11/15/2018 (f)	2,218,000	2,338,881
		9,831,476
Cable & Satellite TV 7.4%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	3,230,000	3,326,900
Altice Finco S.A., 144A, (Luxembourg), 7.63%, 02/15/2025	750,000	763,125

	Principal Amount	Value (a)
Corporate Bonds (continued)
Cable & Satellite TV (continued)
Altice Finco S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	$1,000,000	$1,110,000
Altice US Finance I Corporation, 144A, 5.38%, 07/15/2023	2,750,000	2,763,750
Cablevision Systems Corporation, 8.63%, 09/15/2017	2,000,000	2,197,500
CCO Holdings, LLC, 7.00%, 01/15/2019	1,179,000	1,224,686
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,275,000
Videotron, Ltd., 144A, (Canada), 5.38%, 06/15/2024	3,000,000	3,030,000
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	2,816,000	2,717,440
WideOpenWest Finance, LLC, 10.25%, 07/15/2019	3,000,000	3,176,850
		22,585,251
Cargo Transportation 1.0%
Watco Companies, LLC, 144A, 6.38%, 04/01/2023	3,000,000	3,030,000

Chemicals, Plastics & Rubber 0.7%
NOVA Chemicals Corporation, 144A, (Canada), 5.00%, 05/01/2025	2,000,000	1,980,000

Consumer Products 2.4%
Elizabeth Arden, Inc., 7.38%, 03/15/2021	3,000,000	2,160,000
NBTY, Inc., 9.00%, 10/01/2018	5,000,000	5,150,000
		7,310,000
Containers, Packaging & Glass 0.2%
Reynolds Group Issuer, Inc., 9.88%, 08/15/2019	448,000	471,240

Diversified & Conglomerate Services 3.9%
Abengoa Finance SAU, 144A, (Spain), 8.88%, 11/01/2017	4,000,000	3,820,000
Abengoa S.A., (Spain), 8.50%, 03/31/2016	€950,000	1,021,214
Affinion Investments, LLC, 13.50%, 08/15/2018	$4,060,000	1,837,150
Syncreon Group B.V., 144A, (Netherlands), 8.63%, 11/01/2021	2,525,000	1,893,750
United Rentals North America, Inc., 8.25%, 02/01/2021	3,000,000	3,192,780
		11,764,894
Electronics 1.7%
Syniverse Holdings, Inc., 9.13%, 01/15/2019	6,000,000	5,265,000

Healthcare, Education & Childcare 3.7%
ConvaTec Finance International S.A., 144A, (Luxembourg), 8.25%, 01/15/2019 (f)	4,235,000	4,182,062
Jaguar Holding Company I, 144A, 9.38%, 10/15/2017 (f)	4,000,000	4,085,000
Valeant Pharmaceuticals International, 144A, 6.75%, 08/15/2021	1,500,000	1,561,875
Valeant Pharmaceuticals International, 144A, (Canada), 7.25%, 07/15/2022	1,500,000	1,582,500
		11,411,437
Hotels, Motels, Inns & Gaming 8.8%
Gala Electric Casinos, PLC, 144A, (Great Britain), 11.50%, 06/01/2019	£3,000,000	5,001,882
Gala Group Finance, PLC, 144A, (Great Britain), 8.88%, 09/01/2018	556,200	912,078
Graton Economic Development Authority, 144A, 9.63%, 09/01/2019	$4,370,000	4,703,213
Marina District Finance Company, Inc., 9.88%, 08/15/2018	4,943,000	5,076,362
Peninsula Gaming, LLC, 144A, 8.38%, 02/15/2018	4,000,000	4,170,000
Pinnacle Entertainment, Inc., 8.75%, 05/15/2020	3,000,000	3,157,500
SNAI S.p.A., 144A, (Italy), 7.63%, 06/15/2018	€2,360,000	2,682,524
SNAI S.p.A., 144A, (Italy), 12.00%, 12/15/2018	1,000,000	1,162,714
		26,866,273
Leisure, Amusement & Entertainment 0.8%
LTF Merger Sub, Inc., 144A, 8.50%, 06/15/2023	$2,568,000	2,471,700

Mining, Steel, Non-Precious Metals 0.2%
Peabody Energy Corporation, 6.50%, 09/15/2020	2,250,000	663,750

	Principal Amount	Value (a)
Corporate Bonds (continued)
Oil & Gas 4.6%
California Resources Corporation, 6.00%, 11/15/2024 (g)	$2,250,000	$1,785,000
EP Energy, LLC, 9.38%, 05/01/2020	2,000,000	2,065,000
Ferrellgas Partners, L.P., 8.63%, 06/15/2020	5,581,000	5,776,335
Halcon Resources Corporation, 8.88%, 05/15/2021	3,000,000	1,560,000
Halcon Resources Corporation, 9.75%, 07/15/2020	1,438,000	776,520
Halcon Resources Corporation, 144A, 8.63%, 02/01/2020	625,000	596,875
Midstates Petroleum Company, Inc., 9.25%, 06/01/2021	3,500,000	1,207,500
Midstates Petroleum Company, Inc., 10.75%, 10/01/2020	500,000	175,000
Quicksilver Resources, Inc., 11.00%, 07/01/2021 (h)	1,000,000	95,000
		14,037,230
Packaging 3.3%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	4,630,000	4,919,375
GCL Holdings S.C.A., 144A, (Italy), 9.38%, 04/15/2018	€4,000,000	4,585,043
Guala Closures S.p.A., 144A, (Italy), 5.37%, 11/15/2019 (e)	545,000	597,810
		10,102,228
Personal Transportation 0.8%
Air Medical Merger Sub Corporation, 144A, 6.38%, 05/15/2023	$2,500,000	2,337,500

Pipeline 1.2%
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	3,500,000	3,561,250

Printing & Publishing 0.8%
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	2,500,000	2,550,000

Retail Stores 0.9%
Dollar Tree, Inc., 144A, 5.75%, 03/01/2023	705,000	743,775
Rite Aid Corporation, 144A, 6.13%, 04/01/2023	2,045,000	2,124,244
		2,868,019
Service & Equipment 3.5%
First Data Corporation, 144A, 8.75%, 01/15/2022	2,500,000	2,650,000
First Data Corporation, 144A, 8.88%, 08/15/2020	2,223,000	2,328,593
TMF Group Holding B.V., 144A, (Netherlands), 5.36%, 12/01/2018 (e)	€2,625,000	2,902,398
TMF Group Holding B.V., 144A, (Netherlands), 9.88%, 12/01/2019	2,250,000	2,653,127
		10,534,118
Technology 0.7%
Zebra Technologies Corporation, 144A, 7.25%, 10/15/2022	$1,945,000	2,129,775

Telecommunications 3.4%
CenturyLink, Inc., 144A, 5.63%, 04/01/2025	2,250,000	2,055,937
Cincinnati Bell, Inc., 8.38%, 10/15/2020	1,429,000	1,498,664
Sprint Communications, Inc., 144A, 7.00%, 03/01/2020	310,000	330,150
Sprint Corporation, 7.88%, 09/15/2023	3,109,000	2,980,754
Wind Acquisition Finance S.A., 144A, (Luxembourg), 5.25%, 04/30/2019 (e)	€750,000	828,077
Zayo Group, LLC, 10.13%, 07/01/2020	$2,489,000	2,762,790
		10,456,372
Utilities 1.5%
NRG Energy, Inc., 7.88%, 05/15/2021	1,000,000	1,053,120
NRG Energy, Inc., 8.25%, 09/01/2020	3,500,000	3,645,250
		4,698,370
Total Corporate Bonds (Cost: $222,288,008)		201,894,058

	Principal Amount	Value (a)
Collateralized Loan Obligations/Collateralized Debt Obligations 26.1% (e)
AMMC CLO XIV, Ltd., 144A, (Cayman Islands), 3.83%, 07/27/2026	$2,000,000	$1,909,320
Apidos CLO XII, 144A, (Cayman Islands), 3.22%, 04/15/2025	4,000,000	3,770,676
Apidos CLO XIV, 144A, (Cayman Islands), 3.67%, 04/15/2025	4,000,000	3,884,676
Apidos CLO XV, 144A, (Cayman Islands), 3.42%, 10/20/2025	3,000,000	2,871,366
Apidos CLO XVI, 144A, (Cayman Islands), 3.42%, 01/19/2025	1,000,000	955,769
Atrium IX, 144A, (Cayman Islands), 3.79%, 02/28/2024	2,500,000	2,440,580
Cent CLO XVII, 144A, (Cayman Islands), 3.67%, 01/30/2025	4,000,000	3,894,352
Denali Capital CLO XI, Ltd., 144A, (Cayman Islands), 4.61%, 04/20/2027	2,000,000	1,913,694
Dryden Senior Loan Fund XXX, Ltd., 144A, (Cayman Islands), 3.47%, 11/15/2025	1,000,000	944,591
Finn Square CLO, Ltd., 144A, (Cayman Islands), 3.88%, 12/24/2023	4,500,000	4,455,153
Galaxy XV CLO, Ltd., 144A, (Cayman Islands), 3.57%, 04/15/2025	4,000,000	3,825,780
Galaxy XVI CLO, Ltd., 144A, (Cayman Islands), 3.63%, 11/16/2025	2,000,000	1,897,298
Greywolf CLO II, Ltd., 144A, (Cayman Islands), 4.12%, 04/15/2025	4,000,000	3,998,012
Halcyon Loan Advisors Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.79%, 04/15/2025	4,000,000	3,792,168
HLA 2015-3 CLO, Ltd., 144A, (Cayman Islands), 6.25%, 10/18/2027 (i)	2,500,000	2,282,450
ING IM CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.79%, 04/15/2024	3,000,000	2,877,636
Jamestown CLO IV, Ltd., 144A, (Cayman Islands), 3.67%, 07/15/2026	3,000,000	2,849,346
Mountain Hawk I CLO, Ltd., 144A, (Cayman Islands), 3.29%, 01/20/2024	3,000,000	2,812,068
Northwoods Capital XI Ltd., 144A, (Cayman Islands), 3.62%, 04/15/2025	2,500,000	2,319,678
Oak Hill Credit Partners X, Ltd., 144A, (Cayman Islands), 3.69%, 07/20/2026	3,000,000	2,880,219
OHA Credit Partners VIII, Ltd., 144A, (Cayman Islands), 3.67%, 04/20/2025	4,000,000	3,885,932
OHA Loan Funding 2013-1, Ltd., 144A, (Cayman Islands), 3.77%, 07/23/2025	4,000,000	3,922,736
OZLM Funding III, Ltd., 144A, (Cayman Islands), 4.07%, 01/22/2025	2,000,000	1,999,088
OZLM Funding IV, Ltd., 144A, (Cayman Islands), 3.78%, 07/22/2025	2,500,000	2,354,812
Steele Creek CLO 2014-1, Ltd., 144A, (Cayman Islands), 3.68%, 08/21/2026	2,450,000	2,307,594
Venture XIII CLO, Ltd., 144A, (Cayman Islands), 3.82%, 06/10/2025	4,000,000	3,871,092
West CLO 2013-1, Ltd., 144A, (Cayman Islands), 3.93%, 11/07/2025	3,000,000	2,814,063
WhiteHorse VII, Ltd., 144A, (Cayman Islands), 3.96%, 11/24/2025	2,000,000	1,919,116
Total Collateralized Loan Obligations/Collateralized Debt Obligations (Cost: $78,893,096)		79,649,265
Total Investments - 141.8% (Cost: $458,677,034)		$432,523,009
Liabilities in Excess of Other Assets - (41.8%)		(127,395,134)
Net Assets - 100.0%		$305,127,875

Footnotes:

(a)            Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates.  All investments are in United States enterprises unless otherwise noted.

(b)            Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule.  Stated interest rates in this schedule represents the “all-in” rate as of July 31, 2015.

(c)             Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(d)            This position or a portion of this position represents an unsettled loan purchase.  The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(e)             Variable rate coupon, rate shown as of July 31, 2015.

(f)              Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(g)             Security valued at fair value using methods determined in good faith by or under the direction of the Board of Directors.

(h)            See Note 4 regarding Defaulted Securities.

(i)                When-Issued or delayed delivery security based on typical market settlement convention for such security.

As of July 31, 2015, the aggregate cost of securities for Federal income tax purposes was $458,677,034.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$2,568,705
Gross unrealized depreciation	(28,722,730)
Net unrealized depreciation	$(26,154,025)

Abbreviations:

 144A               Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

 CLO                   Collateralized Loan Obligation

Currencies:

€         Euro Currency

£         British Pounds

$         U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments

July 31, 2015 (UNAUDITED)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc. (the “Fund”) is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), as a closed-end, non-diversified, management investment company, and intend to qualify each year to be treated as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012.  Ares Capital Management II LLC (the ‘‘Adviser’’) serves as the investment adviser to the Fund. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “ARDC”.

Investment Objective and Policies

ARDC’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans (“Senior Loans”) made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds (“Corporate Bonds”) that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations (“CLOs”) and other asset backed securities. ARDC’s investments in CLOs include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio.

(2) Significant Accounting Policies

Accounting Estimates

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements (“Unfunded loan commitments”). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of July 31, 2015, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $167,814.

Interest Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind (“PIK”) provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends and Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of their net investment income after the payment of interest owed with respect to notes or other forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its Board of Directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratios.  If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Board of Directors may elect to change the Fund’s distribution policy at any time.

Commitments

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

(3) Investments

Fair Value Measurements

The Fund follows the provisions of Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value.  This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value.  Fair Value Measurements and Disclosures defines “fair value” as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date in the principal or most advantageous market of the investment.  The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 — unadjusted quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including a single broker quote or the Fund’s own assumptions in determining the fair value of investments)

The fair value of the Fund’s investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs.  The Fund’s custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund’s Board of Directors.  The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources.  For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3.  In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

Bank loans and corporate debts: The fair value of bank loans and corporate debt is estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3.  The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data.  If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3.  If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services as well as internal models.  The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity.  These securities are classified as Level 3.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

The Adviser is responsible for all inputs and assumptions related to the pricing of securities.  The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources.  As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources.  For any securities, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3.  In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.  The main inputs into the Adviser’s valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows.  The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments as well as other liquidity, credit and market risk factors.  Models will be adjusted as deemed necessary by the Adviser.

The following is a summary of the inputs used as of July 31, 2015, in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Floating Rate Term Loans	—	137,424,140	13,555,546	150,979,686
Corporate Bonds	—	201,894,058	—	201,894,058
Collateralized Loan Obligations/Collateralized Debt Obligations	—	—	79,649,265	79,649,265
Total Investments	—	339,318,198	93,204,811	432,523,009

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended July 31, 2015:

	Floating Rate Term Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations/ Collateralized Debt Obligations ($)	Total ($)
Balance as of 10/31/14	12,939,868	—	75,849,159	88,789,027
Purchases (a)	9,733,750	—	5,073,650	14,807,400
Sales (b)	(6,373,742)	—	(3,428,200)	(9,801,942)
Realized gain/ (loss) and net change in unrealized appreciation/(depreciation)	(690,392)	—	1,916,817	1,226,425
Accrued discounts/(premiums)	26,641	—	237,839	264,480
Transfers in to Level 3	—	—	—	—
Transfers out of Level 3	(2,080,579)	—	—	(2,080,579)
Balance as of 7/31/15	13,555,546	—	79,649,265	93,204,811
Net change in unrealized appreciation/(depreciation) from Investments held as of 7/31/15	54,771	—	1,795,783	1,850,554

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended July 31, 2015 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

(a)         Purchases include paid-in-kind interest and securities received from restructure.

(b)         Sales include principal redemptions.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (continued)

July 31, 2015 (UNAUDITED)

The valuation techniques used by the Adviser to measure fair value as of July 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.  The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets
Investments in securities
Floating Rate Term Loans	13,555,546	Broker quotes and/or 3rd party pricing services	N/A	N/A

Collateralized Loan Obligation/Collateralized Debt Obligation	79,649,265	Broker quotes and/or 3rd party pricing services	N/A	N/A

Total Level 3 Investments	93,204,811

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

(4) Defaulted Securities

ARDC held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2015, the aggregate value of those securities was $95,000 representing 0.03% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest of receivable. The securities have been identified on the accompanying Statement of Investments.

(5) Reorganization

On April 2, 2015, the Boards of Directors of Ares Dynamic Credit Allocation Fund, Inc. and Ares Multi-Strategy Credit Fund, Inc. approved a plan of reorganization whereby ARDC would acquire all of the assets and assume all of the liabilities of ARMF in exchange for newly issued shares of ARDC in a reorganization transaction (the “Reorganization”).  At a joint special meeting of stockholders on July 14, 2015, stockholders of ARMF approved the Reorganization and stockholders of ARDC approved the issuance of additional shares of ARDC’s common stock in connection with the Reorganization, along with amendments to ARDC’s fundamental investment restrictions and 80% investment policy.  The Reorganization is expected to close on or about August 31, 2015.

ITEM 2. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at a reasonable level of assurance based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Ares Dynamic Credit Allocation Fund, Inc.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
Chief Executive Officer (principal executive officer) of
Ares Dynamic Credit Allocation Fund, Inc.

Date: September 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
Chief Executive Officer (principal executive officer) of
Ares Dynamic Credit Allocation Fund, Inc.

Date: September 20, 2015

By:	/s/ Daniel F. Nguyen
Daniel F. Nguyen
Chief Financial Officer (principal financial officer) of
Ares Dynamic Credit Allocation Fund, Inc.

Date: September 20, 2015